Exhibit 32.1(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Charles H. Stamey, the Executive Vice President and Co-Chief Executive Officer of Manning & Napier, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
• The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
• The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles H. Stamey
Charles H. Stamey
Executive Vice President and Co-Chief Executive Officer
(principal executive officer)
Date: November 8, 2018